                            RESEARCH GENETICS, INC.
                             INTERIM BALANCE SHEETS

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                   1999            1998
                                                              --------------   -------------
                                                               (UNAUDITED)
                           ASSETS
Current assets:
  Cash......................................................   $    85,490      $    13,185
  Accounts receivable, net of allowance for doubtful
    accounts of $388,439 and $350,000, respectively.........     3,488,407        2,728,952
  Inventory.................................................     1,430,792          572,941
  Prepaid and other assets..................................       253,201          139,202
  Deferred income tax.......................................       373,680          289,562
                                                               -----------      -----------
      Total current assets..................................     5,631,570        3,743,840
                                                               -----------      -----------
Property, plant and equipment, net..........................    12,715,602        8,770,317
                                                               -----------      -----------
Other assets:
  Deposits and other........................................       158,256          604,171
  Intangibles, net..........................................       820,311          271,943
  Note receivable...........................................       183,000          183,000
                                                               -----------      -----------
      Total other assets....................................     1,161,567        1,059,114
                                                               -----------      -----------
Total assets................................................   $19,508,739      $13,573,273
                                                               ===========      ===========
            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Lines of credit...........................................   $ 1,895,100      $   190,000
  Accounts payable..........................................     1,447,786        1,346,279
  Accrued expenses and other................................       541,951          252,734
  Deferred revenue..........................................       228,752               --
  Income tax payable........................................       476,127          199,959
  Current portion of industrial development bonds...........       255,000          240,000
  Current portion of notes payable..........................     3,975,814          562,347
                                                               -----------      -----------
      Total current liabilities.............................     8,820,530        2,791,319
                                                               -----------      -----------
Other liabilities:
  Deferred income tax.......................................       431,773          322,435
  Notes payable, net of current portion.....................     3,252,570        4,037,130
  Industrial development bonds, net of current portion......     2,625,000        2,880,000
                                                               -----------      -----------
      Total other liabilities...............................     6,309,343        7,239,565
                                                               -----------      -----------
      Total liabilities.....................................    15,129,873       10,030,884
                                                               -----------      -----------
Shareholders' equity:
  Common stock, $.10 par, 100,000 shares authorized, 50,000
    issued and outstanding..................................         5,000            5,000
  Additional paid in capital................................     1,800,180        1,719,515
  Retained earnings.........................................     2,573,686        1,817,874
                                                               -----------      -----------
      Total shareholders' equity............................     4,378,866        3,542,389
                                                               -----------      -----------
Total liabilities and shareholders' equity..................   $19,508,739      $13,573,273
                                                               ===========      ===========

  The accompanying notes to the interim financial statements should be read in conjunction with these balance sheets.

                            RESEARCH GENETICS, INC.
                          INTERIM STATEMENTS OF INCOME

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
                                                                     (UNAUDITED)
Sales, net..................................................  $17,734,808   $12,196,161
  Cost of sales.............................................    7,557,629     5,234,686
                                                              -----------   -----------
Gross profit................................................   10,177,179     6,961,475
  Selling expenses..........................................    1,732,361     1,335,320
  Research and development expenses.........................    3,769,379     1,867,476
  Operating expenses........................................    2,463,126     2,366,689
                                                              -----------   -----------
Net income from operations..................................    2,212,313     1,391,990
    Other income (expense):
      Interest and other income.............................      116,686       226,225
      Interest expense......................................     (500,287)     (290,995)
                                                              -----------   -----------
      Total other income (expense)..........................     (383,601)      (64,770)
                                                              -----------   -----------
Net income before taxes.....................................    1,828,712     1,327,220
    Provision for income taxes:
      Current and deferred..................................      625,420       500,727
                                                              -----------   -----------
Net income..................................................  $ 1,203,292   $   826,493
                                                              ===========   ===========

  The accompanying notes to the interim financial statements should be read in conjunction with these statements of income.

                            RESEARCH GENETICS, INC.
                        INTERIM STATEMENTS OF CASH FLOWS

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
                                                                     (UNAUDITED)
Cash flows from operating activities:
  Net income................................................  $ 1,203,292   $   826,493
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................      977,523       766,235
  Changes in:
    Accounts receivable.....................................     (759,455)     (121,450)
    Inventory...............................................     (857,851)     (163,688)
    Prepaid expenses and other assets.......................     (113,999)       24,412
    Deferred taxes..........................................      (84,118)      (44,068)
    Deposits and other......................................      445,915        20,175
    Accounts payable........................................      101,507       111,430
    Accrued expenses and other..............................      289,217       195,959
    Income tax payable......................................      276,168       150,630
    Deferred tax liability..................................      109,338        59,666
    Deferred revenue........................................      228,752            --
                                                              -----------   -----------
        Net cash provided by operating activities...........    1,816,289     1,825,794
                                                              -----------   -----------
Cash flows from investing activities:
  Property and equipment purchased..........................   (4,665,221)   (1,327,950)
  Purchase of intangibles...................................     (805,955)     (349,630)
                                                              -----------   -----------
        Net cash used by investing activities...............   (5,471,176)   (1,677,580)
                                                              -----------   -----------
Cash flows from financing activities:
  Dividends paid............................................     (447,480)           --
  Capital contribution......................................       80,665            --
  Bond payments.............................................     (240,000)     (225,000)
  Change in notes payable, net..............................    4,464,215      (386,110)
  Change in line of credit, net.............................     (130,208)      676,206
                                                              -----------   -----------
        Net Cash Provided by Financing Activities...........    3,727,192        65,096
                                                              -----------   -----------
Net Increase in Cash Balance................................       72,305       213,310
Beginning Cash Balance......................................       13,185        15,849
                                                              -----------   -----------
Ending Cash Balance.........................................  $    85,490   $   229,159
                                                              ===========   ===========

  The accompanying notes to the interim financial statements should be read in conjunction with these statements of cash flows.

                            RESEARCH GENETICS, INC.
               NOTES TO INTERIM FINANCIAL STATEMENTS (UNAUDITED)

GENERAL

    The accompanying interim financial statements have been prepared by Research Genetics, without audit, according to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, the accompanying unaudited financial statements contain all adjustments, which include only normal recurring adjustments, necessary to state fairly the financial position, results of operations and cash flows as of and for the periods indicated.

1. INVENTORIES

    Inventories include material, labor and overhead costs, and consist of the following:

                                                      SEPTEMBER 30,    DECEMBER 31,
                                                           1999            1998
                                                      --------------   -------------
Raw materials and components........................    $  370,067      $  177,294
Work in process.....................................        58,842          98,547
Finished goods......................................     1,001,883         297,100
                                                        ----------      ----------
                                                        $1,430,792      $  572,941
                                                        ==========      ==========

2. PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

                                                     SEPTEMBER 30,    DECEMBER 31,
                                                          1999            1998
                                                     --------------   -------------
Land...............................................   $ 5,057,235      $1,891,350
Building...........................................     3,271,306       3,126,655
Machinery and equipment............................     8,920,510       8,009,733
Leasehold improvements.............................       992,600         548,692
                                                      -----------      ----------
                                                       18,241,651      13,576,430
Accumulated depreciation and amortization..........     5,526,049       4,806,113
                                                      -----------      ----------
                                                      $12,715,602      $8,770,317
                                                      ===========      ==========

3. NOTE PAYABLE

    During 1999, the Company signed a note payable totaling $3,500,000. The note is payable in March 2000, and bears interest of 7.5%. The Company used the proceeds from this note to purchase property. This note is collateralized by a General Security Agreement covering this property.

4. RECENT ACCOUNTING PRONOUNCEMENTS

    In December, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements". This SAB summarizes the SEC staff's view in applying generally accepted accounting principles to revenue recognition in financial statements. This SAB is effective for all registrants during the first quarter of fiscal 2000. Management has reviewed the impact of SAB 101 on the Company's financial statements, and does not believe that its adoption will have a material impact on the Company's financial statements.